UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2013

SafeStitch Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 29, 2013, certain stockholders (the “Majority Stockholders”) of SafeStitch Medical, Inc., a Delaware corporation (the “Company”), took action by written consent (“Written Consent”). As of such date, the Majority Stockholders held 149,350,790, or approximately 89% of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”), and 7,427,308 shares, or approximately 98% of the Company’s issued and outstanding Series B Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”). Following the filing of the Restated Certificate (as hereinafter defined), each share of Series B Preferred Stock is convertible into 10 shares of Common Stock. Pursuant to the Written Consent, the Majority Stockholders approved:

(1) to file an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) which (a) increases the number of authorized shares of Common Stock from 225,000,000 to 750,000,000 shares, and (b) makes certain other changes;

(2) to file the Restated Certificate to change the name of the Company to “TransEnterix, Inc.” (the “Name Change”);

 (3) to approve the amendment and restatement of our 2007 Incentive Compensation Plan (the “2007 Plan”) (a) increasing the number of shares of Common Stock authorized for issuance under the 2007 Plan from 5,000,000 shares of Common Stock to 24,700,000 shares of Common Stock, (b) increasing the per-person award limitations for Options or Stock Appreciation Rights from 1,000,000 to 2,500,000 shares and for Restricted Stock, Deferred Stock, Performance Shares and/or Other Stock-Based Awards from 500,000 to 1,000,000 shares, and (c) changing the name of the 2007 Plan to reflect the Name Change; and

(4) to approve an amendment and restatement of our Bylaws (the “Amended Bylaws”), changing the name of our Bylaws to reflect the Name Change.

No shares of the Company’s capital stock were cast “against” any of the items considered by the Company’s stockholders, and there were no abstentions or broker non-votes.

On October 30, 2013, the Company filed a preliminary Information Statement on Schedule 14C with the U.S. Securities and Exchange Commission with respect to the matters approved by the Majority Stockholders and as soon as it may do so, will mail the Schedule 14C to its stockholders of record as of October 29, 2013.  The amendment and restatement of the 2007 Plan will then be effective 20 days after that mailing and the Restated Certificate will be effective upon its filing with the Secretary of State of the State of Delaware, which the Company expects will occur 20 days after that mailing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeStitch Medical, Inc.

November 1, 2013	By:	Joseph P. Slattery

Name: Joseph P. Slattery
Title: EVP and Chief Financial Officer